                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-05655

                         SCUDDER MUNICIPAL INCOME TRUST
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       5/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Municipal Income Trust

Semiannual Report to Shareholders

May 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

28 Dividend Reinvestment Plan

<Click Here> Shareholder Meeting Results

<Click Here> Additional Information

<Click Here> Privacy Statement

Investments in funds involve risk. Certain investors' income may be subject to the federal Alternative Minimum Tax (AMT), and state and local taxes may also apply. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2004

Performance is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance.

Average Annual Total Returns as of 5/31/04
Scudder Municipal Income Trust	6-Month++	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	-.27%	.38%	8.24%	7.23%	7.19%
Based on Market Price	-4.36%	-4.33%	6.63%	4.12%	6.25%
Lehman Brothers Municipal Bond Index+	-.22%	-.03%	5.52%	5.49%	6.33%

++ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Market Price
	As of 5/31/04	As of 11/30/03
Net Asset Value	$ 12.14	$ 12.59
Market Price	$ 11.06	$ 11.96

Distribution Information
Six Months: Income Dividends (common shareholders) as of 5/31/04	$ .41
May Income Dividend (common shareholders)	$ .0675
Current Annualized Distribution Rate (based on Net Asset Value) as of 5/31/04++	6.67%
Current Annualized Distribution Rate (based on Market Price) as of 5/31/04++	7.32%
Tax Equivalent Distribution Rate (based on Net Asset Value) as of 5/31/04++	10.26%
Tax Equivalent Distribution Rate (based on Market Price) as of 5/31/04++	11.26%

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
+ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Tax equivalent distribution rate is based on the Fund's distribution rate and a marginal income tax rate of 35%. Distribution rates are historical and will fluctuate.

Portfolio Management Review

Philip G. Condon and Eleanor R. Brennan serve as co-lead portfolio managers of Scudder Municipal Income Trust. In the following interview, Scudder's municipal bond team discusses the Trust's performance for the period and the market environment for municipal bonds.

Q: Will you describe the general market environment during the semiannual period ended May 31, 2004?

A: The semiannual period was somewhat lackluster for municipal bonds. While the broad bond market showed a slight gain, municipal bonds logged a slight decline for the six-month period ended May 31, 2004. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, fell -0.22% for the semiannual period. The broad bond market, as measured by the Lehman Brothers Aggregate Bond Index, gained 0.60% for the same period.1

1 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Municipal bond yields rose over the period, and 10-year municipal bonds slightly underperformed 10-year US Treasury bonds. For the period, 10-year Treasury bond yields moved from 4.33% to 4.66%, a rise of 0.33 percentage points.2 Ten-year municipal bond yields rose 0.38 percentage points from 3.55% to 3.93%.3 The municipal bond yield curve between maturities of two years to 30 years flattened. A flattening yield curve means that the difference in yields between longer-term and shorter-term maturities is becoming smaller, and investors generally have less incentive to buy bonds with longer maturities. The following graph shows municipal bond yield changes from the beginning to the end of the period. The yield curve illustrates the relationship among the yields on bonds of the same credit quality but different maturities.

2 Source: Municipal Market Data
3 Source: Municipal Market Data
AAA Municipal bond yield curve (as of 11/28/03 and 5/28/04)

Source: Municipal Market Data

This chart is not intended to represent the yield of any Scudder fund.

The Federal Reserve Board made no changes to the federal funds rate during the period, but over the course of the period indicated that it was more likely that a rate increase was probable. On the economic front, the economy continued to make headway as reports on manufacturing, housing and economic growth strengthened. Still, in the early months of the period doubts remained as to whether the economy was in a full recovery, as employment figures remained less robust. In the final months of the period, the Fed began to send signals that the economy was in full recovery and inflation was becoming a greater concern, and that "measured" increases in the federal funds rate were more imminent.

Q: Will you discuss municipal bond supply and demand in the period and its importance in the bond market?

A: Throughout much of 2003, states deluged the market with record levels of new issues, which were brought to market to help make up for revenue shortfalls and refinance old debt at lower rates, which resulted in record supply levels. However, as states completed much of the refinancing and new issuance that they needed, supply became somewhat less abundant toward the final months of 2003. Overall, issuance levels heightened again in 2004, boosted by issuance of $7.9 billion California Economic Recovery Bonds - the largest municipal bond issuance in history. In addition, demand was solid at the end of 2003, but lessened in the first quarter of 2004.

Supply and demand factors are important because they are one way a bond's price can be driven higher or lower. High demand or low supply can cause a bond's price to rise, while lessened demand or a flood of supply can cause a bond's price to decline. A bond's yield moves in the opposite direction of its price.

Q: How did Scudder Municipal Income Trust perform for the semiannual period ended May 31, 2004?

A: Scudder Municipal Income Trust delivered a total return at net asset value of -0.27%. The Trust posted a market value of -4.36%. Its average peer in the Lipper General Municipal Debt Funds category for closed-end funds delivered -0.56% in the period.4 The Trust's benchmark, the unmanaged Lehman Brothers Municipal Bond Index, posted a -0.22% loss. (Please see page 4 for more complete performance information.)

4 The Lipper General Municipal Debt Funds category includes closed-end funds that invest in general municipal debt issues in the top-four credit grades.

Q: How was the Trust positioned, and how did this positioning contribute to its performance for the semiannual period ended May 31, 2004?

A: Throughout the period we positioned the portfolio for a flattening of the yield curve, which began to occur at the end of 2003. In addition, our overall selection of premium callable bonds helped boost returns.5 Premium callable bonds outperformed noncallable bonds. For the same maturity, premium callable bonds offered similar yields as noncallable bonds, but with a shorter duration.6 For example, a 20-year premium callable bond would be priced to a 10-year call with a yield equivalent of a 20-year security.

5 A callable bond can be redeemed by the issuer prior to its maturity.
6 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a one-percentage-point change in market interest rate levels. A duration of 5, for example, means that if interest rates fall one percentage point, the price of a bond should rise by approximately 5%, and the price should fall by 5% for a one-percentage-point rise in interest rates. Bonds with a shorter duration are typically not as sensitive to interest rate movements as are bonds with a longer duration. They will, therefore, experience less price erosion in a rising-interest-rate environment.

The Trust's results benefited from the use of leverage. Overall interest rates, despite the fluctuations discussed earlier, remained at historical lows. In addition, the municipal bond yield curve, despite flattening somewhat, remained at a historical steep level. As a result, we were able to use outstanding shares to borrow money at attractive rates, which could fund additional investments.

Overall, we believe municipal bond valuations relative to Treasuries and agencies are attractive throughout the yield curve.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2004

Portfolio Composition	5/31/04	11/30/03

Revenue Bonds	66%	67%
US Government Secured	17%	15%
General Obligation Bonds	12%	12%
Lease Obligations	5%	6%
	100%	100%

Quality	5/31/04	11/30/03

AAA	72%	72%
AA	5%	4%
A	9%	9%
BBB	11%	12%
BB	2%	1%
Not Rated	1%	2%
	100%	100%

Interest Rate Sensitivity	5/31/04	11/30/03

Average Maturity	8.4 years	8.3 years
Duration	5.5 years	5.6 years

Top Five State Allocations at May 31, 2004 (42.0% of Investment Portfolio)

Texas	14%
Illinois	7%
New Jersey	7%
California	7%
New York	7%

Portfolio composition, quality, interest rate sensitivity and top five state allocations are subject to change.

For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of May 31, 2004 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Investments 155.4%
Alabama 5.3%
Alabama, Port Authority Revenue, Docks Department, AMT, 6.3%, 10/1/2021 (b)	8,250,000	9,015,270
Camden, AL, Industrial Development Board Revenue, AMT, Series B, 6.375%, 12/1/2024	1,000,000	1,044,540
Huntsville, AL, Hospital & Healthcare Revenue, Health Care Authority, Series A, 5.75%, 6/1/2031	5,500,000	5,607,690
Huntsville, AL, Water & Sewer Revenue, AMT, 5.75%, 10/1/2011 (b)	8,560,000	9,391,262
		25,058,762
Arizona 1.6%
Arizona, Hospital & Healthcare Revenue, Health Facilities Authority, Catholic Healthcare West, Series A, 6.625%, 7/1/2020	7,000,000	7,617,470
California 10.2%
California, Electric Revenue, Department of Water Resources and Power Supply, Series A, 5.375%, 5/1/2022	7,350,000	7,524,930
California, General Obligation, 5.125%, 4/1/2024	4,400,000	4,388,824
California, General Obligation, Economic Recovery, Series A, 5.0%, 7/1/2015 (b)	8,500,000	9,072,390
California, Hospital & Healthcare Revenue, Health Facilities Funding Authority, Adventist Health Systems, Series A, 5.0%, 3/1/2028	1,000,000	928,430
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp.:
Series B, 5.625%, 6/1/2038	7,080,000	7,037,449
Series 2003-A-1, 6.75%, 6/1/2039	11,730,000	10,340,934
California, State (REV) Lease, Public Works Board, Department of Corrections, Series C, 5.5%, 6/1/2021	2,500,000	2,569,850
California, State GO, 5.25%, 2/1/2021	1,000,000	1,021,470
Sacramento County, CA, Airport Revenue, AMT, Series A, 5.9%, 7/1/2024 (b)	5,000,000	5,325,050
		48,209,327
Colorado 8.4%
Adams County, CO, Multi-Family Housing Revenue, Oasis Park Apartments Project, Series A, 6.15%, 1/1/2026 (b)	6,000,000	6,194,340
Colorado, Hospital & Healthcare Revenue, Portercare Adventist Health Project, 6.5%, 11/15/2031	1,000,000	1,078,960
Colorado, Hospital & Healthcare Revenue, Poudre Valley Health Facilities:
Series A, 5.5%, 12/1/2017 (b)	6,145,000	6,537,235
Series A, 6.0%, 12/1/2015 (b)	5,705,000	6,305,451
Series A, 6.0%, 12/1/2016 (b)	2,000,000	2,204,460
Colorado, Single Family Housing Revenue, AMT, Series B2, 7.25%, 10/1/2031	445,000	452,414
Colorado, Transportation/Tolls Revenue, Anticipation Note, Prerefunded, 6.0%, 6/15/2011 (b)	10,000,000	11,480,500
Denver, CO, Airport Revenue, AMT, Series A, 6.0%, 11/15/2014 (b)	5,000,000	5,495,000
		39,748,360
District of Columbia 10.5%
District of Columbia, Core City GO, Series B, 5.5%, 6/1/2011 (b)	20,000,000	22,242,400
District of Columbia, ETM, Series A, 5.5%, 6/1/2014 (b)	640,000	700,262
District Columbia, State GO:
Series A, 5.25%, 6/1/2027 (b)	10,830,000	10,950,538
Series A, 5.5%, 6/1/2014 (b)	1,860,000	2,018,100
Metropolitan Washington, DC, Airport Authority, General Airport Revenue, AMT, Series A, 5.75%, 10/1/2020 (b)	13,100,000	13,481,865
		49,393,165
Florida 6.6%
Alachua County, FL, Hospital & Healthcare Revenue, Health Facilities Authority, Shands Teaching Hospital, Series A, 1.08%, 12/1/2012 (c) (d)	700,000	700,000
Dade County, FL, Airport Revenue, AMT, Series A, 5.75%, 10/1/2026 (b)	13,000,000	13,492,310
Dade County, FL, Special Assessment Revenue, Zero Coupon:
Series B, Prerefunded, 10/1/2022 (b)	7,735,000	2,868,834
Series B, Prerefunded, 10/1/2024 (b)	16,955,000	5,538,690
Hillsborough County, FL, Industrial Development Revenue, University Community Hospital Project, Series A, 5.625%, 8/15/2023	1,000,000	953,640
Miami-Dade County, FL, Transportation/Tolls Revenue, Expressway Authority:
6.0%, 7/1/2013 (b)	1,665,000	1,892,722
6.0%, 7/1/2014 (b)	1,000,000	1,136,770
Orange County, FL, Hospital & Healthcare Revenue, Health Facilities Authority, Orlando Regional Healthcare, 5.75%, 12/1/2032	1,000,000	1,015,100
Palm Beach County, FL, School District (REV) Lease, Series A, Prerefunded, 5.75%, 8/1/2017 (b)	2,850,000	3,248,003
		30,846,069
Georgia 0.6%
Burke County, GA, Development Authority Pollution Control Revenue, Oglethorpe Power Corp. Project:
Series A, 1.08%, 1/1/2020 (b) (c)	1,000,000	1,000,000
Series C, 1.08%, 1/1/2018 (b) (c)	1,700,000	1,700,000
		2,700,000
Hawaii 7.6%
Hawaii, Airport Revenue, AMT, Series B, 6.5%, 7/1/2013 (b)	8,800,000	9,999,176
Hawaii, Electric Revenue, Department of Budget & Finance, AMT:
Series D, 6.15%, 1/1/2020 (b)	2,195,000	2,407,059
Series A, 6.2%, 5/1/2026 (b)	13,200,000	14,082,948
Hawaii, Port Authority Revenue, AMT:
Series A, 6.0%, 7/1/2011 (b)	2,950,000	3,291,787
Series A, 6.0%, 7/1/2012 (b)	3,135,000	3,442,198
Hawaii, State GO, Series CT, Prerefunded, 5.75%, 9/1/2014 (b)	2,310,000	2,612,541
		35,835,709
Idaho 0.1%
Idaho, Single Family Housing Revenue, AMT, Series C2, 6.9%, 7/1/2025 (b)	585,000	585,164
Illinois 10.8%
Chicago, IL, Airport Revenue, O'Hare International Airport, AMT, 5.5%, 1/1/2014 (b)	10,000,000	10,582,300
Chicago, IL, Core City GO:
Series A, Prerefunded, 6.0%, 1/1/2014 (b)	2,085,000	2,403,505
Series A, Prerefunded, 6.125%, 1/1/2015 (b)	2,000,000	2,319,200
Series A, 6.125%, 1/1/2016 (b)	2,000,000	2,257,140
Chicago, IL, Other GO, Neighborhoods Alive 21 Project:
Series A, Prerefunded, 6.0%, 1/1/2015 (b)	1,000,000	1,152,760
Series A, 6.0%, 1/1/2017 (b)	1,000,000	1,120,930
Illinois, Higher Education Revenue, DePaul University, Educational Facilities Authority:
5.625%, Prerefunded, 10/1/2013 (b)	2,695,000	3,055,294
5.625%, Prerefunded, 10/1/2015 (b)	1,710,000	1,938,610
Illinois, Higher Education Revenue, MJH Educational Assistance Authority, Series D, 5.45%, 9/1/2014 (b)	8,000,000	8,626,480
Illinois, Hospital & Healthcare Revenue, Adventist Health System, 5.5%, 11/15/2020	2,500,000	2,534,275
Illinois, Hospital & Healthcare Revenue, Children's Memorial Hospital, Series A, Prerefunded, 5.625%, 8/15/2019 (b)	4,000,000	4,490,160
Illinois, Pollution Control Revenue, Commonwealth Edison Co. Project, Series D, 6.75%, 3/1/2015 (b)	4,220,000	4,445,221
Illinois, Sales & Special Tax Revenue, Metropolitan Pier & Exposition Authority:
Series A, ETM, 5.5%, 6/15/2017 (b)	1,955,000	2,186,316
Series A, 5.5%, 6/15/2017 (b)	1,555,000	1,716,067
Will County, IL, Industrial Development Revenue, Mobil Oil Refining Corp. Project, AMT, 6.0%, 2/1/2027	2,000,000	2,067,840
		50,896,098
Indiana 4.1%
Indiana, Hospital & Healthcare Revenue, Health Facilities Authority, 5.5%, 11/1/2031	5,000,000	5,018,150
Indianapolis, IN, Electric Revenue, Series A, Prerefunded, 5.875%, 6/1/2024 (b)	14,000,000	14,285,460
		19,303,610
Kansas 0.6%
Overland Park, KS, Industrial Development Revenue, Development Corp., Series A, 7.375%, 1/1/2032	3,000,000	2,994,420
Kentucky 1.3%
Kentucky, Hospital & Healthcare Revenue, Economic Development Finance Authority, Norton Healthcare, Inc.:
Series A, 6.5%, 10/1/2020	2,000,000	2,084,360
Series A, 6.625%, 10/1/2028	4,000,000	4,152,280
		6,236,640
Louisiana 0.5%
Louisiana, Electric Revenue, 5.75%, 1/1/2013 (b)	2,000,000	2,270,180
Maine 3.4%
Maine, Hospital & Healthcare Revenue:
Series D, 5.7%, 7/1/2013 (b)	5,000,000	5,117,000
Series B, Prerefunded, 7.0%, 7/1/2024 (b)	4,320,000	4,428,907
Maine, Transportation/Tolls Revenue, 5.0%, 7/1/2017 (b)	6,165,000	6,354,882
		15,900,789
Maryland 2.0%
Howard County, MD, Multi-Family Housing Revenue, Braeland Commons Project, Series B, 6.2%, 6/15/2023	2,500,000	2,530,625
Howard County, MD, Multi-Family Housing Revenue, Eden Commons Project, Series A, 6.2%, 6/15/2023	4,250,000	4,302,063
Maryland, Hospital & Healthcare Revenue, University of Maryland Medical System, 6.75%, 7/1/2030	2,500,000	2,814,325
		9,647,013
Massachusetts 3.6%
Massachusetts, Airport Revenue, AMT, Series B, 5.5%, 7/1/2009 (b)	8,000,000	8,722,480
Massachusetts, Airport Revenue, U.S. Airways, Inc. Project, AMT, Series A, 5.875%, 9/1/2023 (b)	5,000,000	5,208,650
Massachusetts, Port Authority Revenue, AMT, Series B, 5.5%, 7/1/2015 (b)	3,000,000	3,192,330
		17,123,460
Michigan 2.2%
Chippewa County, MI, Hospital & Healthcare Revenue, Chippewa County War Memorial, Series B, 5.625%, 11/1/2014	1,500,000	1,483,290
Michigan, Industrial Development Revenue:
5.5%, 6/1/2018 (b)	3,425,000	3,691,294
5.75%, 6/1/2016 (b)	4,640,000	5,075,046
		10,249,630
Minnesota 1.6%
Minneapolis and St. Paul, MN, Airport Revenue, AMT, Series B, 6.0%, 1/1/2012 (b)	4,395,000	4,809,888
Minneapolis and St. Paul, MN, Port Authority Revenue, AMT, Series B, 5.625%, 1/1/2015 (b)	2,500,000	2,682,425
		7,492,313
Missouri 1.3%
Missouri, Hospital & Healthcare Revenue, Lake of the Ozarks General Hospital:
Prerefunded, 6.5%, 2/15/2021	760,000	829,821
6.5%, 2/15/2021	365,000	376,147
St. Louis, MO, County GO, Industrial Development Authority Revenue, St. Louis Convention Center, AMT, Series A, 7.2%, 12/15/2028	4,000,000	3,699,880
St. Louis, MO, Industrial Development Revenue, St. Louis Convention Center, AMT, Series A, 6.875%, 12/15/2020	1,500,000	1,375,815
		6,281,663
Nevada 2.6%
Clark County, NV, Airport Revenue, AMT, Series A, 1.1%, 7/1/2036 (b) (c)	250,000	250,000
Las Vegas, NV, Core City GO, Water & Sewer Revenue, 5.375%, 4/1/2014 (b)	2,705,000	2,944,122
Nevada, State GO, Capital Improvement and Cultural Affairs Project, Series A, 5.5%, 2/1/2014	2,575,000	2,823,848
Washoe County, NV, School District GO, Prerefunded, 5.75%, 6/1/2014 (b)	5,450,000	6,128,579
		12,146,549
New Jersey 10.5%
New Jersey, Hospital & Healthcare Revenue, General Hospital Center at Passaic, ETM, 6.75%, 7/1/2019 (b)	5,000,000	6,115,300
New Jersey, Industrial Development Revenue, American Water Co., Inc. Project, AMT, Series A, 6.875%, 11/1/2034 (b)	10,775,000	11,197,919
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,400,000	1,362,536
New Jersey, Resource Recovery Revenue, Tobacco Settlement Financing Corp., 5.75%, 6/1/2032	4,465,000	3,790,919
New Jersey, State Agency (GO) Lease, Transportation Trust Fund Authority, Series A, Prerefunded, 5.75%, 6/15/2017	10,000,000	11,303,700
New Jersey, Transportation/Tolls Revenue, Economic Development Authority, Series A, Prerefunded, 5.75%, 5/1/2013 (b)	6,000,000	6,709,860
New Jersey, Transportation/Tolls Revenue, Garden State Parkway Project, Prerefunded, 5.6%, 1/1/2017 (b)	8,000,000	9,001,040
		49,481,274
New York 10.1%
Nassau County, NY, Hospital & Healthcare, 6.0%, 8/1/2015 (b)	3,390,000	3,794,495
New York, State Agency (GO) Lease, Higher Education Revenue, Dormitory Authority, Bronx-Lebanon Hospital Center, Series E, 5.2%, 2/15/2016	1,770,000	1,832,694
New York, State Agency (GO) Lease, Higher Education Revenue, Dormitory Authority, City University, Series A, 5.625%, 7/1/2016	1,500,000	1,662,630
New York, State Agency (GO) Lease, Higher Education Revenue, Dormitory Authority, Jamaica Hospital, Series F, 5.2%, 2/15/2016	1,000,000	1,035,420
New York, State GO, Tobacco Settlement Funding Corp.,
Series A-1, 5.5%, 6/1/2019	7,400,000	7,833,492
New York, Transportation/Tolls Revenue:
Prerefunded, 5.625%, 4/1/2013 (b)	5,000,000	5,600,400
Prerefunded, 5.75%, 4/1/2014 (b)	2,000,000	2,251,320
New York, NY, Core City GO:
Series F, 5.25%, 8/1/2015 (b)	10,380,000	10,991,070
Series F, 5.25%, 8/1/2015	5,000,000	5,229,200
New York, NY, Sales & Special Tax Revenue, Transitional Finance Authority:
Prerefunded, Series B, 6.125%, 11/15/2014	1,645,000	1,904,351
Series B, 6.125%, 11/15/2014	355,000	404,707
Series B, Prerefunded, 6.125%, 11/15/2015	3,000,000	3,472,980
New York, NY, State GO, Series D-2002, 7.5%, 8/1/2004	160,000	161,666
Niagara Falls, NY, School District GO, 5.6%, 6/15/2014 (b)	1,180,000	1,307,003
		47,481,428
North Carolina 1.8%
Charlotte, NC, Airport Revenue, AMT:
Series B, 5.75%, 7/1/2013 (b)	2,480,000	2,693,181
Series B, 5.875%, 7/1/2014 (b)	1,140,000	1,238,131
North Carolina, Electric Revenue, Municipal Power Agency:
Series C, 5.375%, 1/1/2017	1,000,000	1,031,170
Series B, 6.375%, 1/1/2013	3,000,000	3,343,440
		8,305,922
North Dakota 0.8%
Grand Forks, ND, Hospital & Healthcare Revenue, Altru Health Care System, 7.125%, 8/15/2024	3,400,000	3,658,434
Ohio 2.4%
Cuyahoga County, OH, Hospital Revenue, Meridia Health Systems, Prerefunded, 6.25%, 8/15/2024	2,350,000	2,528,553
Green Springs, OH, Senior Care Revenue, St. Francis Health Care Center Project, Series A, 7.125%, 5/15/2025	6,000,000	5,126,220
Ohio, Higher Education Revenue, University of Findlay Project:
6.125%, 9/1/2016	2,000,000	1,998,060
6.15%, 9/1/2011	1,635,000	1,668,436
		11,321,269
Oklahoma 0.1%
Oklahoma, Industrial Authority Revenue, Integris Baptist Project, Series B, 1.08%, 8/15/2029 (b) (c)	300,000	300,000
Oregon 3.4%
Oregon, Other (REV) Lease, Department of Administrative Services:
Series A, 5.5%, 5/1/2010 (b)	2,245,000	2,434,680
Series A, 5.6%, 5/1/2011 (b)	2,120,000	2,306,899
Oregon, State (GO) Lease, Department of Administrative Services, Series A, Prerefunded, 6.25%, 5/1/2017 (b)	1,000,000	1,163,740
Oregon, State (REV) Lease, Department of Administrative Services, Series A, Prerefunded, 6.25%, 5/1/2018 (b)	1,000,000	1,163,740
Portland, OR, Special Assessment Revenue, Downtown Waterfront:
Series A, 5.625%, 6/15/2015 (b)	3,100,000	3,390,811
Series A, 5.75%, 6/15/2018 (b)	2,225,000	2,454,442
Series A, 5.75%, 6/15/2019 (b)	2,820,000	3,101,549
		16,015,861
Pennsylvania 1.1%
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	2,570,000	2,670,898
Philadelphia, PA, Municipal Authority Revenue, Series B, 5.25%, 11/15/2018 (b)	2,500,000	2,632,325
		5,303,223
Rhode Island 0.7%
Rhode Island, Special Assessment Revenue, Series A, 6.125%, 6/1/2032	4,000,000	3,432,040
South Carolina 3.5%
Greenwood County, SC, Hospital & Healthcare Revenue, South Carolina Memorial Hospital, 5.5%, 10/1/2031	1,500,000	1,506,615
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Bon Secours Health Systems, Inc., Series A, 5.625%, 11/15/2030	7,000,000	6,793,710
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Palmetto Health Alliance:
Series C, 7.0%, 8/1/2030	5,420,000	5,815,335
Series A, Prerefunded, 7.375%, 12/15/2021	2,000,000	2,455,580
		16,571,240
Tennessee 2.7%
Memphis-Shelby County, TN, Airport Revenue, AMT, Series D, 6.25%, 3/1/2017 (b)	4,690,000	5,188,453
Shelby County, TN, Hospital & Healthcare Revenue, Health Education & Housing Facilities Board, 6.5%, 9/1/2026	7,000,000	7,499,660
		12,688,113
Texas 20.8%
Austin, TX, Sales & Special Tax Revenue, Hotel Occupancy Tax:
6.0%, 11/15/2013 (b)	3,190,000	3,569,132
6.0%, 11/15/2015 (b)	3,480,000	3,865,375
6.0%, 11/15/2016 (b)	3,625,000	4,026,432
Brazos River, TX, Pollution Control Revenue, Brazos River Authority, Texas Utilities Electric Co. Project, AMT, Series C, 5.75%, 5/1/2036 (c)	5,000,000	5,246,750
Dallas-Fort Worth, TX, Airport Revenue, International Airport, AMT, Series A, 5.875%, 11/1/2016 (b)	6,500,000	7,131,215
El Paso, TX, State GO:
5.875%, 8/15/2012 (b)	1,000,000	1,091,770
5.875%, 8/15/2013 (b)	1,570,000	1,714,079
5.875%, 8/15/2014 (b)	1,665,000	1,817,797
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Memorial Hermann Healthcare Systems, Series A, 5.125%, 12/1/2022	1,000,000	973,190
Harris County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., YMCA Greater Houston Area, 1.08%, 7/1/2037 (c) (d)	500,000	500,000
Harris County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Memorial Hermann Healthcare, Series A, 6.375%, 6/1/2029	5,500,000	5,978,005
Houston, TX, Airport Revenue, People Mover Project, AMT, Series A, 5.5%, 7/15/2017 (b)	3,300,000	3,452,724
Houston, TX, Port Authority Revenue, Airport Revenue, AMT, Series A, 5.875%, 7/1/2014 (b)	3,960,000	4,301,550
Lower Neches Valley, TX, Industrial Development Revenue, Mobil Oil Refining Corp. Project, AMT, 6.4%, 3/1/2030	17,000,000	17,513,230
Red River, TX, School District (REV) Lease, St. Marks School Project, 6.0%, 8/15/2019	5,390,000	5,893,372
Richardson, TX, Hospital & Healthcare Revenue, Hospital Authority, 5.625%, 12/1/2028	5,000,000	4,690,850
Tarrant County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., 6.7%, 11/15/2030	4,500,000	4,840,020
Texas, Industrial Development Revenue, Waste Disposal Authority, AMT, Series A, 6.1%, 8/1/2024	2,000,000	2,025,440
Texas, State GO, College Student Loans, AMT, 5.0%, 8/1/2021	4,015,000	3,948,833
Texas, State Turnpike Authority, Dallas Northway Revenue, 5.5%, 1/1/2015 (b)	14,605,000	15,649,550
		98,229,314
Utah 0.0%
Utah, Single Family Housing Revenue, Housing Finance Agency, AMT, Series B2, 6.65%, 7/1/2026 (b)	65,000	65,250
Washington 5.9%
Seattle, WA, Airport Revenue, AMT, Series B, 6.0%, 2/1/2013 (b)	7,355,000	8,207,297
Seattle, WA, Special Assessment Revenue, AMT:
Series B, 5.5%, 9/1/2011 (b)	1,085,000	1,168,296
Series B, 5.75%, 9/1/2013 (b)	1,045,000	1,135,800
Skagit County, WA, School District GO, School District No. 1, Burlington Edison, 5.625%, 12/1/2014 (b)	1,570,000	1,747,284
Snohomish County, WA, Electric Revenue, Public Utility District No. 1, 5.375%, 12/1/2024 (b)	3,000,000	3,088,170
Washington, Electric Revenue, Energy Northwest Columbia Generating, Series B, 6.0%, 7/1/2018 (b)	3,000,000	3,363,360
Washington, Hospital & Healthcare Revenue, Group Health Coop of Puget Sound, 5.375%, 12/1/2017 (b)	1,500,000	1,583,790
Washington, State GO:
Series A, 5.5%, 7/1/2013	2,000,000	2,181,100
Series A, 5.5%, 7/1/2016	4,835,000	5,198,205
		27,673,302
West Virginia 4.6%
West Virginia, Hospital Finance Authority, Charleston Medical Center:
Prerefunded, 6.75%, 9/1/2022	9,645,000	11,512,658
Prerefunded, 6.75%, 9/1/2030	3,605,000	4,303,072
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Medical Center:
Series A, 6.75%, 9/1/2022	2,355,000	2,575,922
6.75%, 9/1/2030	395,000	426,553
West Virginia, Water & Sewer Revenue, Water Development Authority, Series B, 5.25%, 11/1/2023 (b)	2,740,000	2,838,969
		21,657,174
Wisconsin 2.1%
Wisconsin, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Aurora Health Care, Inc., Series A, 5.6%, 2/15/2029	6,000,000	5,718,120
Wisconsin, Special Assessment Revenue, 6.125%, 6/1/2027	4,695,000	4,211,368
		9,929,488
Total Municipal Investments		732,649,723

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $682,173,562) (a)	155.4	732,649,723
Other Assets and Liabilities, Net	.8	3,679,147
Preferred Stock, at Redemption Value	(56.2)	(265,000,000)
Net Assets Applicable to Common Shareholders	100.0	471,328,870

(a) The cost for federal income tax purposes was $681,914,668. At May 31, 2004, net unrealized appreciation for all securities based on tax cost was $50,735,055. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $53,997,523 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,262,468.
(b) Bond is insured by one of these companies:
Insurance Coverage		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	17.1
FGIC	Financial Guaranty Insurance Company	11.3
FSA	Financial Security Assurance	16.0
MBIA	Municipal Bond Investors Assurance	18.0
FNMA	Federal National Mortgage Association	.8
FHA	Federal Housing Administration	.1

(c) Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of May 31, 2004.
(d) Security incorporates a letter of credit from a major bank.
AMT: Subject to alternative minimum tax

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2004 (Unaudited)
Assets
Investments in securities, at value (cost $682,173,562)	$ 732,649,723
Cash	94,938
Receivable for investments sold	440,000
Interest receivable	13,003,431
Other assets	12,087
Total assets	746,200,179
Liabilities
Payable for investments purchased	9,022,306
Dividends payable	178,249
Accrued management fee	335,096
Other accrued expenses and payables	335,658
Total liabilities	9,871,309
Remarketed preferred shares, at redemption value	265,000,000
Net assets applicable to common shareholders	$ 471,328,870
Net Assets
Net assets applicable to common shareholders consist of: Undistributed net investment income	4,601,328
Net unrealized appreciation (depreciation) on investments	50,476,161
Accumulated net realized gain (loss)	(10,093,274)
Paid-in capital	426,344,655
Net assets applicable to common shareholders	$ 471,328,870
Net Asset Value
Net Asset Value per common share ($471,328,870 / 38,832,628 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.14

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2004 (Unaudited)
Investment Income
Income: Interest	$ 20,039,563
Expenses: Management fee	2,074,214
Services to shareholders	34,463
Custodian fees	13,065
Auditing	19,435
Legal	7,320
Trustees' fees and expenses	14,810
Reports to shareholders	17,560
Remarketing agent fee	268,750
Stock exchange listing fees	12,361
Other	30,652
Total expenses, before expense reductions	2,492,630
Expense reductions	(210)
Total expenses, after expense reductions	2,492,420
Net investment income	17,547,143
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	487,778
Net unrealized appreciation (depreciation) during the period on investments	(18,546,678)
Net gain (loss) on investment transactions	(18,058,900)
Dividends on remarketed preferred shares	(1,324,290)
Net increase (decrease) in net assets resulting from operations	$ (1,836,047)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2004 (Unaudited)	Year Ended November 30, 2003
Operations: Net investment income	$ 17,547,143	$ 35,554,384
Net realized gain (loss) on investment transactions	487,778	(1,562,075)
Net unrealized appreciation (depreciation) on investment transactions during the period	(18,546,678)	15,500,754
Dividends on remarketed preferred shares	(1,324,290)	(2,886,268)
Net increase (decrease) in net assets resulting from operations	(1,836,047)	46,606,795
Distributions to common shareholders from: Net investment income	(15,763,069)	(30,568,443)
Net realized gains	-	(194,163)
Increase (decrease) in net assets	(17,599,116)	15,844,189
Net assets at beginning of period	488,927,986	473,083,797
Net assets at end of period (including undistributed net investment income of $4,601,328 and $4,141,544, respectively)	$ 471,328,870	$ 488,927,986
Other Information
Shares outstanding at beginning of period	38,832,628	38,832,628
Shares outstanding at end of period	38,832,628	38,832,628

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2004[a]	2003	2002[b]	2001[c]	2000[c]	1999[c]
Selected Per Share Data
Net asset value, beginning of period	$ 12.59	$ 12.18	$ 11.87	$ 11.30	$ 11.03	$ 12.41
Income (loss) from investment operations: Net investment income[d]	.45	.92	.91	.91	.93	.92
Net realized and unrealized gain (loss) on investment transactions	(.46)	.36	.22	.59	.42	(1.28)
Dividends on remarketed preferred shares (common share equivalent): From net investment income	(.03)	(.07)	(.10)	(.21)	(.28)	(.18)
Total from investment operations	(.04)	1.21	1.03	1.29	1.07	(.54)
Less distributions from: Net investment income to common shareholders	(.41)	(.79)	(.72)	(.72)	(.80)	(.83)
Net realized gains on investment transactions to common shareholders	-	(.01)	-	-	-	-
Dilution resulting from remarketed preferred shares[e]	-	-	-	-	-	(.01)
Total distributions	(.41)	(.80)	(.72)	(.72)	(.80)	(.84)
Net asset value, end of period	$ 12.14	$ 12.59	$ 12.18	$ 11.87	$ 11.30	$ 11.03
Market value, end of period	$ 11.06	$ 11.96	$ 11.06	$ 11.37	$ 10.25	$ 10.31
Total Return
Based on net asset value (%)[f]	(.27)**	10.53	9.36	11.93	10.40	(4.69)
Based on market value (%)[f]	(4.36)**	15.63	3.76	18.10	7.11	(24.40)

Years Ended November 30, (continued)	2004[a]	2003	2002[b]	2001[c]	2000[c]	1999[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	471	489	473	461	439	428
Ratio of expenses (%) (based on net assets of common shares)	1.02*	1.05	1.07	1.09	1.24	1.13
Ratio of expenses (%) (based on net assets of common and remarketed preferred shares)	.66*	.68	.69	.69	.77	.77
Ratio of net investment income (%) (based on net assets of common shares)	7.18*	7.35	7.51	7.72	8.48	7.76
Ratio of net investment income (%) (based on net assets of common and remarketed preferred shares)	4.66*	4.75	4.80	4.90	5.23	5.27
Portfolio turnover rate (%)	13*	7	7	10	38	38
Remarketed preferred shares information at end of period: Aggregate amount outstanding ($ millions)	265	265	265	265	265	265
Asset coverage per share ($)***	13,893	14,225	13,900	13,700	13,300	13,100
Liquidation and market value per share ($)	5,000	5,000	5,000	5,000	5,000	5,000
[a] For the six months ended May 31, 2004 (Unaudited).
[b] As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended May 31, 2004 was to increase net investment income by an amount less than $.005 and decrease net realized and unrealized gain (loss) per share by an amount less than $.005. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
[c] In 2001 the Fund changed its method of classifying remarketed preferred shares.
[d] Based on average common shares outstanding during the period.
[e] On November 24, 1999, the Fund issued 10,000 remarketed preferred shares.
[f] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
* Annualized
** Not annualized
*** Asset coverage per share equals net assets of common shares plus the redemption value of the remarketed preferred shares divided by the total number of remarketed preferred shares outstanding at the end of the period.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Municipal Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2003 the Fund had a net tax basis capital loss carryforward of approximately $10,421,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2007 ($5,496,000), November 30, 2008 ($3,602,000) and November 30, 2011 ($1,323,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Remarketed Preferred Shares. The Fund has issued and outstanding 10,800 Series A, 10,700 Series B, 10,800 Series C, 10,700 Series D and 10,000 Series E remarketed preferred shares, each at a liquidation value of $5,000 per share. The preferred shares are senior to and have certain class specific preferences over the common shares. The dividend rate on each series is set by the remarketing agent, and the dividends are generally paid every 28 days. The remarketing agent will pay each broker-dealer a service charge from funds provided by the Fund (remarketing agent fee). The 1940 Act requires that the preferred shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two trustees at all times, and b) elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years. Unless otherwise required by law or under the terms of the preferred shares designation statement, each preferred share is entitled to one vote and preferred shareholders will vote together with common shareholders as a single class and have the same voting rights.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended May 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $48,778,558 and $45,501,500, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/2 of the annual rate of 0.55% of the Fund's average weekly net assets, of common shares plus the value of remarketed preferred shares, at redemption value, computed and accrued daily and payable monthly.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2004, the amount charged to the Fund by SISC aggregated $20,760, of which $3,333 is unpaid.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended May 31, 2004, the Fund's custodian fees were reduced by $210 under this arrangement.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of Scudder Municipal Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph E for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds held in each account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph G hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Shareholder Meeting Results

The Annual Meeting of Shareholders of Scudder Municipal Income Trust (the "fund") was held on June 29, 2004 at the office of Deutsche Investment Management Americas Inc., Two International Place, Boston, Massachusetts. At the meeting, the following matters were voted upon by the shareholders:

1. To elect nine Trustees to the Board of Trustees of the fund.

	Number of Votes:
	For	Withheld
John W. Ballantine	23,871,433	1,150,076
Lewis A. Burnham	23,903,157	1,188,352
Donald L. Dunaway	23,923,804	1,097,705
James R. Edgar	23,916,916	1,104,593
Paul K. Freeman	23,912,478	1,109,031
Robert B. Hoffman	23,901,696	1,119,813
Shirley D. Peterson	23,900,914	1,120,595
William N. Shiebler	39,644	20
John G. Weithers	39,644	20

2. To ratify the selection of Ernst & Young LLP as the fund's independent auditors for the current fiscal year.

Affirmative	Against	Abstain
24,019,917	421,825	579,766

3. To approve the modification or elimination of certain investment policies and the elimination of the shareholder approval requirement as to certain other matters.

	Affirmative	Against	Abstain
Investment Objectives	17,731,957	1,825,212	1,016,224
Investment Policies	18,128,460	1,406,382	1,016,915
Diversification	18,046,448	1,497,943	1,029,004
Borrowing	17,789,440	1,687,632	1,096,322
Senior Securities	17,900,277	1,603,750	1,069,367
Concentration	17,983,532	1,444,715	1,145,149
Underwriting of Securities	18,110,739	1,406,449	1,056,206
Investment in Real Estate	17,993,638	1,502,492	1,077,265
Purchase of Commodities	17,768,142	1,704,823	1,100,428
Lending	17,820,229	1,670,720	1,082,444
Margin Purchases and Short Sales	17,546,235	1,892,116	1,135,045
Restricted and Illiquid Securities	17,491,789	1,926,773	1,154,832
Investment other than in Municipal Securities and Temporary Investment	17,701,318	1,794,082	1,077,997

The following were the number of broker non-votes for proposal 3: Investment Objectives (4,448,116), Investment Policies (4,469,752), Diversification (4,448,114), Borrowing (4,448,115), Senior Securities (4,448,115), Concentration (4,448,113), Underwriting of Securities (4,448,115), Investment in Real Estate (4,448,114), Purchase of Commodities (4,448,116), Lending (4,448,116), Margin Purchases and Short Sales (4,448,113), Restricted and Illiquid Securities (4,448,115), and Investment other than in Municipal Securities and Temporary Investment (4,448,112).

Policies and Objective

At the 2004 Annual Shareholder Meeting, the fund's shareholders approved the elimination of the shareholder approval requirement for amending (a) the "investment objective" and (b) the "investment policies" which are not otherwise specifically identified as fundamental.

Based on the approval of all of the 2004 Annual Shareholder Meeting proposals, the following are the fund's fundamental investment policies, effective June 29, 2004.

As a matter of fundamental policy, the fund may not:

1. borrow money, except as permitted under the Investment Company Act of 1940 (the "1940 Act"), as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2. issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3. concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4. engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5. purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund's ownership of securities;

6. purchase physical commodities or contracts relating to physical commodities; or

7. make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

All other investment policies of the fund that are not stated above are classified as nonfundamental, and therefore do not require shareholder approval to be changed. Similarly, the fund's investment objective is classified as nonfundamental.

The fund remains a "diversified" fund under the 1940 Act, but is not subject to additional requirements that are more restrictive than the 1940 Act. Under the 1940 Act, a "diversified" fund may not, with respect to 75% of the value of its total assets, invest more than 5% of the value of its total assets in securities issued by any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except in each case in US government securities or securities issued by other investment companies.

As discussed above, the shareholders also have approved the elimination of certain policies as fundamental, and it is anticipated that Deutsche Investment Management Americas Inc. will recommend to the Board that the following policies be eliminated as being unnecessary:

Margin Purchases and Short Sales The fund is currently prohibited from making short sales of securities or purchasing any securities on margin (except for such short term credits as are necessary for the clearance of transactions), or writing or purchasing put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the prospectus.

If the Board approves the elimination of this restriction, the fund's potential use of margin transactions beyond transactions in futures and options and for the clearance of purchases and sales of securities, including the use of margins in ordinary securities transactions, would be generally limited by the current position taken by the staff of the Securities and Exchange Commission that margin transactions with respect to securities are prohibited under Section 18 of the 1940 Act because they create senior securities. "Margin transactions" involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. The fund's ability to engage in margin transactions is also limited by its borrowing policies, which permit the fund to borrow money only as permitted by applicable law.

Restricted and Illiquid Securities The fund is currently prohibited from entering into repurchase agreements or purchasing securities if, as a result: (1) more than 20% of the fund's total assets would be invested in illiquid securities or restricted securities; or (2) more than 10% of total assets would be invested in repurchase agreements maturing in more than seven days.

If the Board approves the elimination of this restriction, the fund would remain subject to any restrictions imposed by applicable law.

Investments Other than in Municipal Securities and Temporary Investments The fund is currently prohibited from purchasing securities or from the making of investments other than in municipal securities and temporary investments.

If the Board approves the elimination of this restriction, the fund would remain subject to any restrictions imposed by applicable law.

Changes in Officers and Directors

Richard Hale resigned as a Trustee, Chairman and Chief Executive Officer of the fund effective with his retirement on June 18, 2004 as a Managing Director of Deutsche Investment Management Americas Inc., the fund's investment manager.

In anticipation of the resulting vacancies, the Board of Trustees elected William N. Shiebler as Trustee and Chairman of the Board. Mr. Shiebler currently serves as CEO in the Americas of the fund's investment manager. In addition, the Board has elected Julian F. Sluyters, a Managing Director of the fund's investment manager, as Chief Executive Officer of the fund. These elections became effective June 18, 2004. As noted (in the section of this report entitled "Shareholder Meeting Results"), Mr. Shiebler was thereafter elected as a Trustee at the fund's 2004 annual meeting on June 29, 2004.

On May 12, 2004, the Board of Trustees appointed Kevin Gay as Assistant Treasurer of the fund, replacing Lucinda Stebbins, who resigned as Assistant Treasurer in connection with her retirement as a Director of the fund's investment manager on June 1, 2004.

Additional Information

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites	www.scudder.com or visit our Direct Link: CEF.Scudder.com (Do not use www.) Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Chicago, IL 60606
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Auditors	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KTF
CUSIP Number	81118R604

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Municipal Income Trust

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 29, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Municipal Income Trust

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 29, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               July 29, 2004
                                    ---------------------------